UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2018

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD

On October 22, 2018, Transocean Ltd. announced that Transocean Inc., its wholly-owned subsidiary, commenced an offering (the “Offering”) of US$750 million aggregate principal amount of senior unsecured notes due 2025 (the “Notes”) to eligible purchasers pursuant to Rule 144A/Regulation S.  The Notes will be guaranteed by Transocean Ltd. and certain of Transocean Inc.’s subsidiaries.

Transocean Ltd. intends  to use the net proceeds from the Offering to pay a portion of the cash consideration for its merger with Ocean Rig UDW Inc. (the “Ocean Rig Merger”) and for related fees and expenses, or for general corporate purposes.

A copy of the press release announcing the Offering is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Offering, Transocean Ltd. disclosed in the offering memorandum related to the Offering that based on information available to management as of the date of the offering memorandum, it does not expect that its results of operations for the quarterly period ended September 30, 2018 will negatively compare to the guidance for such quarterly period that Transocean Ltd. publicly disclosed on its July 31, 2018 earnings call. Such expectation, however, is based on management's internal reporting, and its financial results for the quarterly period ended September 30, 2018 are not yet finalized and the closing procedures for that quarter are not yet complete. As such, Transocean Ltd.’s actual results may be materially different from such expectations and undue reliance should not be placed on such expectations. In addition, such expectations are not necessarily indicative of Transocean Ltd.’s results for any future period. No independent public accounting firm has performed any procedures with respect to the preliminary data for the quarterly period ended September 30, 2018, nor have they expressed any opinion or other form of assurance on such information.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Transocean Ltd. filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Offering of Notes

Index to Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Offering of Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: October 22, 2018	By	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person

Exhibit 99.1

Transocean Ltd. Announces Offering of Notes

STEINHAUSEN, Switzerland – October 22, 2018 – Transocean Ltd. (NYSE: RIG) announced today that Transocean Inc., its wholly-owned subsidiary (collectively with Transocean Ltd., “Transocean”), has commenced an offering of U.S.$750 million aggregate principal amount of senior unsecured notes due 2025 (the “Notes”) to eligible purchasers pursuant to Rule 144A/Regulation S. The Notes will be fully and unconditionally guaranteed by Transocean Ltd. and certain of Transocean Inc.’s subsidiaries.

Transocean intends to use the net proceeds from this offering to pay a portion of the cash consideration for the merger (the “Ocean Rig Merger”) with Ocean Rig UDW Inc. (“Ocean Rig”) and for related fees and expenses, or for general corporate purposes.

The Notes and the guarantees (together, the “securities”) have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The securities to be offered may not be publicly offered, sold or advertised, directly or indirectly, in Switzerland. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of these securities in the United States, shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such offering or sale would be unlawful and does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations. There shall not be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Transocean

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. The company specializes in technically demanding sectors of the global offshore drilling business with a particular focus on deepwater and harsh environment drilling services, and believes that it operates one of the most versatile offshore drilling fleets in the world.

Transocean owns or has partial ownership interests in, and operates a fleet of 41 mobile offshore drilling units consisting of 23 ultra-deepwater floaters, 12 harsh environment floaters, two deepwater floaters and four midwater floaters. In addition, Transocean is constructing two ultra-deepwater drillships, as well as one harsh environment semisubmersible, in which Transocean holds a 33 percent interest.

Forward-Looking Statements

This news release contains certain forward-looking information and forward-looking statements as defined in applicable securities laws (collectively referred to as “forward-looking statements”). Forward-looking statements include statements regarding the Transocean’s plans to issue the Notes and use the proceeds therefrom.

Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Transocean to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that may cause actual results to vary include, but are not limited to, risks relating to the closing of Transocean’s offering of the Notes, conditions in financial markets, investor response to Transocean’s offering of the Notes and the guarantees of the Notes, and other risk factors as detailed from time to time in Transocean Ltd.’s reports filed with the U.S. Securities and Exchange Commission.

Readers are cautioned against unduly relying on forward-looking statements. Forward-looking statements are made as of the date of the relevant document and, except as required by law, Transocean undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information or future events or otherwise.

Additional Information and Where to Find It

This communication relates to the proposed Ocean Rig Merger pursuant to the terms of the Agreement and Plan of Merger, dated as of September 3, 2018, by and among Ocean Rig, Transocean Ltd., Transocean Oceanus Holdings Limited and Transocean Oceanus Limited. In connection with the proposed Ocean Rig Merger, Transocean Ltd. has filed a Registration Statement on Form S‑4 with the SEC that includes a joint proxy statement of Transocean Ltd. and Ocean Rig that also constitutes a prospectus of Transocean Ltd., which joint proxy statement/prospectus has been mailed or otherwise disseminated to Transocean Ltd. and Ocean Rig shareholders.

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE OCEAN RIG MERGER. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Transocean Ltd. and Ocean Rig with the SEC at the SEC’s website at: www.sec.gov. Copies of the documents filed by Transocean Ltd. with the SEC will be available free of charge on Transocean Ltd.’s website at: www.deepwater.com or by emailing Transocean Ltd.’s Investor Relations at: info@deepwater.com. Copies of the documents filed by Ocean Rig with the SEC will be available free of charge on Ocean Rig’s website at: www.ocean-rig.com or by emailing Ocean Rig’s Investor Relations at: oceanrig@capitallink.com.

Analyst Contact:

Bradley Alexander

+1 713-232-7515

Media Contact:

Pam Easton

+1 713-232-7647